Net Income Per Common Share	6 Months Ended
Jul. 02, 2011
Earnings Per Share [Abstract]
Net Income Per Common Share
Net Income Per Common Share
Basic per share information is calculated by dividing net income by the weighted average number of shares outstanding. Diluted per share information is calculated by also considering the impact of potential common stock on both net income and the weighted average number of shares outstanding. The Company's potential common stock consists of employee and director stock options, restricted stock, restricted stock units and performance share units. Performance share awards are included in the diluted per share calculation when the performance criteria are achieved. The Company's potential common stock is excluded from the basic per share calculation and is included in the diluted per share calculation when doing so would not be anti-dilutive.
The Company accounts for unvested share based payment awards with a nonforfeitable right to receive dividends (participating securities) using the two-class method of computing earnings per share. The Company had 0.2 million in unvested share-based payment awards outstanding in the second quarter and year-to-date period of 2010 that were classified as participating securities. The Company had no unvested share-based payment awards outstanding that were classified as participating securities in the second quarter and year-to-date period of 2011. The two-class method is an earnings allocation formula that determines earnings per share for common stock and participating securities, according to dividends declared and participation rights in undistributed earnings. Under that method, net income is reduced by the amount of dividends declared in the current period for common shareholders and participating security holders. The remaining earnings, or “undistributed earnings”, are allocated between common stock and participating securities to the extent that each security would share in earnings as if all of the earnings for the period had been distributed. In applying the two-class method, the Company determined that undistributed earnings should be allocated equally on a per share basis for common stock and participating securities due to the rights of the participating security holders and the Company's history of paying dividends equally on a per share basis.
The elements of the earnings per share computations were as follows (in millions, except per share amounts):

	13 Weeks Ended	13 Weeks Ended	27 Weeks Ended	26 Weeks Ended
	July 2, 2011	June 26, 2010	July 2, 2011	June 26, 2010
Net income	$65.1	$57.9	$120.9	$105.0
Less dividends declared:
To common shareholders	18.7	15.7	37.7	31.5
To participating security holders	—	0.1	—	0.2
Total undistributed earnings	$46.4	$42.1	$83.2	$73.3

Undistributed earnings to common shareholders	$46.4	$42.0	$83.2	$73.1
Undistributed earnings to participating security holders	—	0.1	—	0.2
Net income available to common shareholders for basic and diluted earnings per share	$65.1	$57.7	$120.9	$104.6

Weighted-average shares of common stock outstanding	61.7	62.6	62.0	62.5
Common equivalent shares:
Assumed exercise of dilutive options, restricted shares, restricted stock units and performance share units	1.4	1.3	1.3	1.4
Weighted-average common and common equivalent shares outstanding	63.1	63.9	63.3	63.9

Basic earnings per share	$1.05	$0.92	$1.95	$1.67

Diluted earnings per share	$1.03	$0.90	$1.91	$1.64

Shares excluded from the determination of potential common stock because inclusion would have been anti-dilutive	0.1	0.5	0.3	0.5